                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) Of the Securities

                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 20, 2004

To the Shareholders of ClickSoftware Technologies Ltd.:

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of ClickSoftware Technologies Ltd., an Israeli company, referred to in this document as the Company, for the year 2004 will be held on Tuesday , July 20, 2004 at 2:00 p.m. local time at the offices of the Company at 34 Habarzel Street, Tel Aviv, Israel 69710 for the following purposes:

       1. To elect James W. Thanos as a Class I director and Israel Borovich as an external director, each to hold office until the annual meeting of shareholders of the Company to be held in 2007 or until his successor has been duly elected;

       2. To ratify the audit committee's appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent accountants for the Company for the year ending December 31, 2004, and to authorize the board of directors, upon the recommendation of the audit committee, to determine the auditors' related compensation;

       3. To ratify and approve the execution of a revised employment agreement with Moshe BenBassat, the Company's Chairman of the Board of Directors and Chief Executive Officer, substantially in the form attached hereto as Annex A;

       4. To ratify and approve a special cash bonus of $149,500 to be granted to Dr. BenBassat in connection with his and the Company's performance in 2003;

       5. To ratify and approve a grant of an option to purchase 250,000 ordinary shares to Dr. BenBassat;

       6. To ratify and approve the appointment of Dr. BenBassat as both Chairman of the Board of Directors and Chief Executive Officer of the Company;

       7. To ratify and approve the amendment to and the material provisions of the Company's 2000 Share Option Plan, substantially in the form attached hereto as Annex B, including the provisions limiting the granting of options pursuant to Section 162(m) of the United States Internal Revenue Code; and

       8. To receive and consider the directors' report and the audited financial statements for the year ended December 31, 2003.

       The foregoing matters are more fully described in the proxy statement accompanying this notice.

       Only shareholders of record at the close of business on June 16, 2004 are entitled to receive notice of and vote at the annual meeting of shareholders.

       All shareholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. All proxies must be received at least 48 hours prior to the meeting to be validly included in the tally of shares voted at the meeting. Your shares will be voted in accordance with the instructions you have given. Any shareholder attending the annual meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  MOSHE BENBASSAT
                                  CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF
                                  EXECUTIVE OFFICER

       Tel Aviv, Israel
       June 21, 2004

--------------------------------------------------------------------------------
IMPORTANT: YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                         CLICKSOFTWARE TECHNOLOGIES LTD.
                               34 Habarzel Street
                             Tel Aviv, Israel 69710

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

       The enclosed proxy is solicited on behalf of the board of directors of ClickSoftware Technologies Ltd., referred to in this document as the Company, for use at the annual meeting of shareholders for the year 2004, referred to in this document as the annual meeting, to be held on Tuesday, July 20, 2004 at 2:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of the annual meeting. The annual meeting will be held at the offices of the Company at 34 Habarzel Street, Tel Aviv, Israel 69710. The telephone number at that location is 972-3-765-9422.

       These proxy solicitation materials were mailed on or about June 21, 2004 to all shareholders of record entitled to vote at the annual meeting.

RECORD DATE; OUTSTANDING SHARES; MARKET PRICE

       Shareholders of record as of the close of business onJune 16, 2004, referred to in this document as the record date, are entitled to notice of and to vote at the annual meeting. At the record date, [__________] ordinary shares of the Company, referred to in this document as ordinary shares, were issued and outstanding. For information regarding holders of more than 5% of the outstanding ordinary shares, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The closing sale price of the Company's ordinary shares as reported on The Nasdaq SmallCap Market on June 16, 2004 was $[____] per share.

COUNTING OF VOTES

       Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Subject to the rules of The Nasdaq SmallCap Market, where no specifications are given, such proxies will be voted "FOR" each proposition for which the board of directors recommends a vote "FOR." No matters other than those referred to in this proxy statement will be brought before the annual meeting.

       Each shareholder is entitled to one vote for each ordinary share held on all matters presented at the meeting. The required quorum for the transaction of business at the annual meeting is two or more shareholders present in person or by proxy, holding or representing in the aggregate at least thirty-three percent (33%) of the total voting rights in the Company. Shares that are voted in person or by proxy "FOR" or "AGAINST," referred to in this document as votes cast, are treated as being present at the meeting for purposes of establishing a quorum and are also treated as voted at the annual meeting with respect to such matters. Broker non-votes and shares that are voted in person or by proxy "ABSTAIN" will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes and abstentions will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which a broker or shareholder has expressly not voted. Thus, a broker non-vote or an abstention will help to establish a quorum but otherwise will not affect the outcome of the voting on a proposal.

SOLICITATION OF PROXIES

       The Company will bear the cost of soliciting proxies for the annual meeting. The Company will ask banks, brokerage houses, fiduciaries and custodians holding ordinary shares in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such ordinary shares, and the Company may also reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, the Company and its directors, officers and employees may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or employees for such services.

REVOCABILITY OF PROXIES

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the above address, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

       Shareholders may submit proper proposals for consideration at the Company's 2005 annual meeting of shareholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Proposals that shareholders desire to have included in the Company's proxy materials for its 2005 annual meeting must be received by the Secretary of the Company no later than February 22, 2005, and must be in compliance with applicable laws and regulations, in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

       The Company's Articles of Association currently provide for a board of directors of not less than two members nor more than eleven members. There are currently seven members on the Company's board. The Company has a classified board of directors as set forth in the following table:

                                                 YEAR OF ANNUAL MEETING AT
        NAME OF DIRECTOR AND CLASS                   WHICH TERM EXPIRES               AGE
---------------------------------------------  -------------------------------  -----------------
James W. Thanos, Class I                                     2004                     55
Roni A. Einav, Class II                                      2005                     60
Gil Weiser, Class II                                         2005                     62
Moshe BenBassat, Class III                                   2006                     56
Israel Borovich, external director                           2004                     62
Naomi Atsmon, external director                              2006                     51
Dan Falk, external director                                  2006                     59

       Eddy Shalev resigned as a Class III director effective December 31, 2003.

       There are no family relationships among any directors or executive officers of the Company.

       Under the Israeli Companies Law, 1999, Israeli companies whose shares have been offered to the public in or outside of Israel (such as the Company) are required to appoint two people to serve as external directors on the board of directors of the company. The Companies Law provides that a person may not be appointed as an external director if the person or the person's relative, partner, employer or any entity controlled by that person has at the date of appointment, or has had at any time during the two years preceding that date, any affiliation with the company, any entity controlling the company or any entity controlled by the company or by this controlling entity. The term "affiliation" includes:

       o      an employment relationship,
       o a business or professional relationship maintained on a regular basis,
       o      control, or
       o      service as an officer.

       No person can serve as an external director if the person's position or other business creates, or may create, conflicts of interest with the person's responsibilities as an external director or if such position or other business may impair such director's ability to serve as an external director. No person who is a director in one company can serve as an external director in another company, if at that time a director of the other company serves as an external director in the first company. The Companies Law further provides that when, at the time of appointment of an external director, all members of the board of directors of the company are of one gender, then the external director appointed must be of the other gender.

NOMINEE FOR CLASS I DIRECTOR

       The Company proposes that James W. Thanos be elected as a Class I director to hold office until the annual meeting of shareholders of the Company to be held in 2007 or until his successor has been duly elected, according to the provisions of the Companies Law and the regulations thereunder. Certain information about Mr. Thanos is set forth below.


          NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE             DIRECTOR SINCE
------------------------------------------------------------------  ----------------  -------------------------
JAMES W. THANOS                                                            55                 May 2000
From October 1999 to June 2002, Mr. Thanos served as Executive
Vice President, Worldwide Field Operations of BroadVision, Inc.
From March 1998 to June 2002, Mr. Thanos served as BroadVision's
Vice President and General Manager, Americas. Prior to working for
BroadVision, Mr. Thanos served as Senior Vice President of
Worldwide sales at Aurum Software Inc. Mr. Thanos holds a Bachelor of Arts degree in International Relations and a Bachelor of Arts degree in Behavioral Sciences from Johns Hopkins University.

VOTE REQUIRED

       Mr. Thanos is to be elected as a Class I director by a simple majority of votes cast.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF JAMES W. THANOS AS A CLASS I DIRECTOR TO HOLD OFFICE IN ACCORDANCE WITH THE ISRAELI COMPANIES LAW.

NOMINEE FOR EXTERNAL DIRECTOR

       The Company proposes that Israel Borovich be elected as an external director to hold office until the annual meeting of shareholders of the Company to be held in 2007 or until his successor has been duly elected, according to the provisions of the Companies Law and the regulations thereunder. Dr. Borovich will continue to serve as an external director in addition to Naomi Atsmon and Dan Falk, the Company's other external directors whose terms expire in 2006. Certain information about Dr. Borovich is set forth below.


          NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE             DIRECTOR SINCE
------------------------------------------------------------------  ----------------  -------------------------
ISRAEL BOROVICH                                                            62                July 1997
Dr. Borovich has served as a director of the Company since July
1997 and as an external director according to the Israeli
Companies Law since July 2001. Since 1988, Dr. Borovich has served as President and CEO of Arkia Israeli Airlines Ltd. and
Knafaim-Arkia Holdings Ltd., an investment management company. Dr.
Borovich currently serves as a director of Issta Lines Israel
Students Travel Company Ltd., Arkia International (1981) Ltd. and
other companies of Arkia's group in the aviation and tourism business. CR. Borovich also serves as Chairman of Granit Hacarmel
Investments Ltd. and Sonol Israel Ltd., an investment management company. Dr. Borovich also serves as a director of Knafaim-Arkia
Holdings, Ltd., an investment management company, Maman-Cargo
Terminals & Handling Ltd. and Ayalon Highways (Israel) Ltd. Dr.
Borovich served as a Professor on the Faculty of Management of Tel
Aviv University. Dr. Borovich holds Bachelor of Science, Master of
Science and Ph.D. degrees in Industrial Engineering from the
Polytechnic Institute in Brooklyn.

VOTE REQUIRED

       Dr. Borovich is to be elected as an external director by a simple majority of votes cast (not including abstentions) provided that either:

       o A majority of the votes cast, including at least one-third of the shares held by non-controlling shareholders voted at the meeting, vote in favor of the election of Dr. Borovich, or

       o The total number of shares held by non-controlling shareholders who vote against the election of Dr. Borovich does not exceed one percent (1%) of the Company's aggregate voting rights.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ISRAEL BOROVICH AS AN EXTERNAL DIRECTOR TO HOLD OFFICE IN ACCORDANCE WITH THE ISRAELI COMPANIES LAW.

DIRECTORS NOT STANDING FOR ELECTION

       Certain information about the members of the board of directors who are not standing for election at the annual meeting of shareholders for 2004 is set forth below.


          NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE             DIRECTOR SINCE
------------------------------------------------------------------  ----------------  -------------------------
RONI A. EINAV                                                              60                April 2000
Mr. Einav is the General Manager of Einav High-Tec Assets Ltd., an
investment company focused on technology ventures, founded by him in 1995. From 1983 to April 1999, Mr. Einav served as Chairman of the Board of Directors of New Dimension Software, Ltd., a systems software company he had founded, which was subsequently acquired by BMC Software for over $650 million. Mr. Einav has also played a key role in founding approximately a dozen other software
companies, including Liraz Computers, Jacada Ltd., UDS, XciTel,
CePost, CeDimension, ComDa, Computer Systems and Einav Systems.
Mr. Einav was a Major in the Israeli Defense Forces and served as a systems analyst in a research and development division. Mr.
Einav holds a Bachelor of Science degree in Management and
Industrial Engineering as well as a Master of Science degree in
Operations Research from the Technion Institute, Haifa, Israel.

GIL WEISER                                                                 62                 May 2003
Mr. Weiser is currently Chairman or a member of the Board of
Directors of the following companies: Fundtech, a software
company, BBP, a subsidiary of Fundtech, Tescom, a service company, and Carmel, a company connected with Haifa University. Mr. Weiser is also currently a member of the Board of Directors of the Tel
Aviv Stock Exchange. From January to December 2002, he was the
Acting Vice Chairman of ORAMA, an international investment banking group. From 1995 to 2000, Mr. Weiser served as Chief Executive
Officer of Hewlett-Packard Israel, a technology company. From 1993 to 1995, Mr. Weiser served as Chief Executive Officer of Fibronics
Corporation, a communications company. From 1976 to 1993, he served as Chief Executive Officer of Digital Israel, a computing company. Mr. Weiser is Chairman of the Executive Committee of
Haifa University. Mr. Weiser was the Vice Chairman of the Israel
Management Center and is a member of the Israel High-Tech
Association Executive Committee. Mr. Weiser holds a Bachelor of
Science degree in Electrical Engineering from the Technion
Institute and a Master of Science degree in Electronics and
Computers from the University of Minnesota in Minneapolis.


          NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                    AGE             DIRECTOR SINCE
------------------------------------------------------------------  ----------------  -------------------------
MOSHE BENBASSAT                                                            56                     1979
Dr. BenBassat co-founded the Company and has served as its
Chairman and Chief Executive Officer since its inception. From
1987 to 1999, Dr. BenBassat served as a Professor of Information
Systems at the Faculty of Management of Tel Aviv University. Dr.
BenBassat has also held academic positions at the University of
Southern California and the University of California at Los
Angeles. From 1996 to January 1999, Dr. BenBassat also served as a board member of Tadiran Telecommunications Inc., a
telecommunications company. From 1990 to 1996, Dr. BenBassat served as a board member of Tadiran Electronic Systems Ltd., a defense electronics company. Dr. BenBassat holds Bachelor of
Science, Master of Science and Ph.D. degrees in Mathematics and
Statistics from Tel Aviv University.

NAOMI ATSMON                                                               51                  May 2003
Ms. Atsmon was employed by Amdocs Ltd., a customer care and
billing software company, from 1986 until the end of 2002. From
1997 until 2002, Ms. Atsmon served as a division President at
Amdocs Ltd., managing large scale billing projects for telephone companies in North America and Europe, with overall responsibility for the profit and loss statement of the division. From 1994 until
1997, Ms. Atsmon served as a Vice President at Amdocs Ltd. From
1991 until 1994, she was a director for Amdocs Ltd. in charge of software development and customer relations with one of the
largest telephone companies in the United States. Prior to joining
Amdocs Ltd., Ms. Atsmon was a project manager at Bank Hapoalim, in charge of a large financial project for the bank controller. From
1976 to 1981, Ms. Atsmon was a system analyst with Agrexco Ltd.
Ms. Atsmon also currently serves as a board member of Jacada Ltd., a software provider. Ms. Atsmon holds a Bachelor of Science degree in Management & Industrial Engineering from the Technion
Institute, and studied business administration at Tel Aviv
University.

DAN FALK                                                                   59                  May 2003
From 2000 to May 2003 Mr. Falk served as the Chairman of the Board of Directors of Atara Technology Ventures Ltd., an Israeli company engaged in investment in advanced technology enterprises. He is also a member of the Boards of Directors of Orbotech Ltd., Nice
System Ltd., Orad Ltd, Netafim, Dor Chemicals Ltd, Attunity Ltd.,
Visionix Ltd., Ramdor Ltd., Medcon Ltd. and Poalim Ventures I, all
of which are Israeli high technology companies. From July 1999 to
November 2000, Mr. Falk served as President and Chief Operating
Officer of Sapiens International Corporation N.V., a Netherlands
Antilles company engaged in the development of software solutions for large-scale, cross-platform systems. Mr. Falk was Executive
Vice President of Orbotech, a high technology company, from August
1995 to July 1999, and between June 1994 and August 1995 served as its Executive Vice President and Chief Financial Officer. From
October 1992 until June 1994, Mr. Falk was Vice President and
Chief Financial Officer of Orbotech. Mr. Falk was Director of
Finance and Chief Financial Officer of Orbot Systems, predecessor of Orbotech Ltd., from 1985 until 1992. Mr. Falk received a Master of Business Administration degree in 1973 from the Hebrew
University School of Business and had 15 years experience in finance and banking, including senior positions at Israel Discount
Bank Ltd., prior to joining Orbot.

BOARD MEETINGS AND COMMITTEES

       BOARD MEETINGS. The board of directors of the Company held four meetings during 2003. The board has a compensation committee, an audit committee and a corporate governance and nominating committee, referred to in this proxy statement as the nominating committee. No director attended less than 75% of the meetings held while he or she was in office during 2003 by the Company's board of directors and the committees on which that director served. See "Director Compensation" for information on the compensation of non-employee directors.

       DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS. The Company does not have a policy regarding the attendance of its directors at each annual meeting of shareholders. Other than Dr. BenBassat, no current directors attended that meeting.

       AUDIT COMMITTEE. As of the date of this proxy statement, the audit committee consists of Ms. Atsmon, Dr. Borovich, Mr. Falk and Mr. Weiser, each of whom is "independent," as such term is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Company's board of directors has determined that Mr. Falk also qualifies as a "financial expert" within the meaning of the proxy rules of the Securities and Exchange Commission, or SEC. The audit committee met six times in 2003. See "Audit Committee Report."

       The audit committee operates pursuant to a written charter, referred to in this document as the audit committee charter, which was revised by the board of directors on March 25, 2004, a copy of which is attached to this proxy statement as ANNEX C. Under the provisions of the audit committee charter, the purpose and responsibilities of the audit committee include: (1) overseeing the accounting and financial reporting processes of the Company and audits of its financial statements; (2) recommending to the shareholders of the Company the appointment, and recommending to the shareholders or to the board of directors, as applicable, the compensation, of the Company's independent auditors, as well as overseeing the work of the independent auditors; (3) overseeing and monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, the independent auditor's qualifications, independence and performance, and the Company's internal accounting and financial controls; (4) providing the board of directors with the results of its monitoring and recommendations derived therefrom; (5) providing the board of directors such additional information and materials as it may deem necessary to make it aware of significant financial matters that require its attention; (6) monitoring deficiencies in the management of the Company, in consultation with the independent auditors and internal auditor, and advising the board of directors on how to correct the deficiencies; and (7) deciding whether to approve engagements or transactions that require audit committee approval under the Israeli Companies Law relating generally to certain related party transactions.

       COMPENSATION COMMITTEE. As of the date of this proxy statement, the compensation committee consists of Dr. Borovich, Mr. Thanos and Mr. Weiser, each of whom is "independent," as such term is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The purpose of the compensation committee is to discharge the board of director's responsibilities relating to compensation of the Company's executive officers. The compensation committee has overall responsibility for approving and evaluating the compensation plans, policies and programs of the Company and administers the Company's stock option plans and employee stock purchase plan. In addition, the compensation committee reviews and makes recommendations to the board of directors and shareholders of the Company relating to compensation to be provided to directors. The compensation committee did not formally meet in 2003. The members of the compensation committee separately discussed issues in telephone conversations and email exchanges, and approved decisions through four unanimous actions by written consent.

       NOMINATING COMMITTEE. As of the date of this proxy statement, the Company's nominating committee consists of Ms. Atsmon, Mr. Einav and Mr. Falk, each of whom is "independent," as such term is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The nominating committee is responsible for monitoring the composition of the board of directors and, when appropriate, seeking, screening and recommending for nomination candidates for election to the board of directors. In addition, the nominating committee evaluates the structure and practices of the board of directors and, when appropriate, may recommend new policies to the full board of directors. The nominating committee acts under a written charter, a current copy of which is attached as ANNEX D. The nominating committee did not meet during 2003, but on March 31, 2004 the committee approved the nomination of Mr. Thanos for election as a Class I director and Dr. Borovich for election as an external director at the 2004 annual meeting.

IDENTIFICATION AND EVALUATION OF CANDIDATES FOR BOARD MEMBERSHIP

       The nominating committee may utilize a variety of methods for identifying and evaluating candidates for director. Candidates may come to the attention of the nominating committee through current directors, management, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the nominating committee and may be considered at any point during the year. The nominating committee may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating committee, the board of directors or management.

       In evaluating a candidate, the nominating committee may consider, among other things, a candidate's decision-making abilities, business experience, relevant expertise, personal integrity and reputation. The nominating committee may also consider the current size and composition of the board of directors and the needs of the board of directors and its committees. The nominating committee has also specified the following minimum qualifications that it believes must be met by a candidate:

       o      The highest personal and professional ethics and integrity;

       o Proven achievement and competence in the candidate's field and the ability to exercise sound business judgment;

       o      Skills that are complementary to those of the existing directors;

       o The ability to assist and support management and make significant contributions to the Company's success; and

       o An understanding of the fiduciary responsibilities that is required of a director and the commitment of time and energy necessary to diligently carry out those responsibilities.

SHAREHOLDER RECOMMENDATIONS OF CANDIDATES FOR MEMBERSHIP ON THE BOARD OF
DIRECTORS

       Shareholders may submit names of prospective candidates for election to the board of directors to the Secretary of the Company at www.clicksoftware.com for referral to the nominating committee. Any shareholder recommendations should include the candidate's name and qualifications for membership on the board of directors. The nominating committee will consider persons properly recommended by the Company's shareholders in the same manner as persons recommended by the board of directors, individual directors or management.

       Any shareholder who wishes to make a nomination for election to the board of directors at an annual or special meeting for the election of directors must comply with procedures set forth in the Company's articles of association.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

       Shareholders may communicate with the directors of the Company by sending an email to the Secretary of the Company at www.clicksoftware.com. The Secretary will collect, organize and monitor these communications and will ensure that appropriate summaries of all received messages are provided to the board of directors at its regularly scheduled meetings. Shareholders who would like their submission directed to a specific director may so specify, and the communication will be so forwarded, as appropriate. Where the nature of a communication warrants, the Secretary may decide to obtain the more immediate attention of the appropriate committee of the board of directors or an independent director, or the Company's management or independent advisors, as the Secretary considers appropriate.

DIRECTOR COMPENSATION

       CASH COMPENSATION. Regulations under the Israeli Companies Law govern the compensation paid by the Company to its external directors. In addition, all compensation paid to directors is subject to approval of shareholders.

       In accordance with these regulations, on December 5, 2002, the board of directors adopted a resolution, approved by the Company's shareholders on May 28, 2003, and following the recommendation and approval by the audit committee, approving a cash compensation arrangement for outside directors (the Company's external directors and all other directors, other than directors that are employees of the Company and directors that beneficially own, or otherwise represent a shareholder that beneficially owns, 5% or more of the outstanding shares of the Company). Under this arrangement, outside directors receive the fixed annual and per meeting participation fees provided in the regulations under the Companies Law that are payable by the Company to its external directors. The fixed fees are be based upon the "fixed amounts" set forth in the second and third supplements to the Israeli Companies Regulations (Rules for Compensation and Expenses of External Directors), as amended, updated and adjusted from time to time. Based on the category to which the Company belongs, under the regulations, the current participation fees payable by the Company to its external directors equal NIS 19,700 for the annual fee and NIS 990 for the per meeting participation fees. Such amounts may be updated from time to time as provided in the Israeli Companies Regulations.

       STOCK OPTIONS. Following the Company's May 28, 2003, annual meeting and in accordance with the Company's 2000 Share Option Plan or 2003 Israeli Share Option Plan, as applicable, each of the Company's non-employee directors received option grants. The three continuing non-employee directors, Dr. Borovich, Mr. Einav and Mr. Thanos, each received an automatic grant of options to purchase 15,000 ordinary shares, 7,500 with respect to service during 2002 and 7,500 with respect to service during 2003, at an exercise price of $1.30 (the closing sale price for the ordinary shares on the last market trading day prior to grant). Those options vest as to 100% of the underlying stock on the first anniversary of the date of grant, provided that the respective director continues to serve as a director on such date. Also on May 28, 2003, in connection with their initial election to the board of directors, Ms. Atsmon, Mr. Falk and Mr. Weiser each received an automatic grant of options to purchase 30,000 ordinary shares at an exercise price of $1.30. These options vest as to 25% of the underlying stock on the first anniversary of the date of grant and as to an additional 25% of the underlying stock on each anniversary of the date of grant thereafter, provided that the respective director continues to serve as a director on such date. For more information concerning the automatic granting of options to the Company's non-employee directors, see Proposal No. 7, "Essential Features of the Plan - Terms and Conditions of Automatic Grants to Outside Directors."

                                 PROPOSAL NO. 2

             APPOINTMENT AND COMPENSATION OF INDEPENDENT ACCOUNTANTS

       1. The audit committee has recommended the appointment of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, independent accountants, referred to in this document as Brightman Almagor, as the Company's independent accountants for the year ending December 31, 2004. Brightman Almagor has been the Company's independent accountants since December 31, 2002.

       2. Luboshitz Kasierer & Co., an affiliate member firm of Ernst & Young International, formerly a member firm of Arthur Andersen LLP and referred to in this document as Luboshitz Kasierer, was the Company's independent accountants until December 31, 2002. On December 31, 2002, at a special meeting and pursuant to a recommendation from the audit committee, the shareholders approved the termination of Luboshitz Kasierer and the appointment of Brightman Almagor as the Company's independent accountants.

       3. As the Company announced on October 21, 2002, during the third quarter of 2002, the audit committee, with the assistance of outside advisors, conducted a review of the Company's financial statements for 2000 and 2001 and for the first six months of 2002. Upon the conclusion of this review, the Company determined to restate its historical financial statements for these periods and the audit committee decided to recommend to the Company's shareholders that they dismiss Luboshitz Kasierer as the Company's auditors and engage Brightman Almagor as the Company's new auditors.

       4. Luboshitz Kasierer's reports on the Company's consolidated financial statements for 2001 and 2002, the two fiscal years prior to its termination, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

       5. Additionally, except to the extent discussed below, during the two fiscal years prior to the termination of Luboshitz Kasierer and through the date of such termination, there were no disagreements between the Company and Luboshitz Kasierer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to Luboshitz Kasierer's satisfaction, would have caused Luboshitz Kasierer to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

       6. During fiscal year 2001, the Company entered into an agreement to sell certain receivables to a bank. As a result of the sale, the Company's management believed that it was appropriate to reduce accounts receivable in the Company's financial statements and to increase cash to reflect proceeds of the sale. Because the language in the agreement with the bank provided the bank with recourse to the Company in the event the receivables could not be collected, Luboshitz Kasierer recommended that the receivables sold continue to be recorded as receivables and not cash. Following discussions between the Company's management and audit committee and Luboshitz Kasierer in connection with the audit of the Company's financial statements for the year ended December 31, 2001, the Company accepted the recommendation of Luboshitz Kasierer. The Company has authorized Luboshitz Kasierer to respond fully to the inquiries of Brightman Almagor concerning the subject matter of this disagreement.

       7. Further, during 2000 and 2001, the Company's two most recent fiscal years prior to the termination of Luboshitz Kasierer, and through the date of such termination, except as provided below, the Company did not consult Brightman Almagor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

       8. Brightman Almagor and another independent advisor were retained by the audit committee as outside advisors. Brightman Almagor was specifically retained for the following services: (i) to perform a special internal corporate investigation regarding software revenue recognition by the Company and the Company's United Kingdom subsidiary in the years 2000 and 2001, (ii) to review the work of the other advisor retained by the audit committee regarding the United States subsidiary of the Company, on the same issues, and (iii) to submit to the audit committee Brightman Almagor's recommendations following such work. The results of the work done by the outside advisors pointed out what was perceived to be erroneous accounting treatment of revenue recognition in certain situations. Following receipt of the results of the investigations made by the Audit Committee, with the assistance of the outside advisors, the Company made the determination to restate its historical financial statements for the years 2000, 2001 and the first six months of 2002.

       9. Luboshitz Kasierer was consulted regarding the revenue recognition issues raised in the investigation mentioned above. Luboshitz Kasierer presented its views to the audit committee that the recognition of revenue in the financial statements for 2000 and 2001 and for the first six months of 2002 was proper in light of the Company's historical sales experience.

       10. The Company provided Brightman Almagor with a substantially similar copy of the foregoing disclosure and with an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of Brightman Almagor's views, or the respects in which Brightman Almagor does not agree with the statements made herein. Brightman Almagor indicated that it concurs with the foregoing disclosure and that such a letter is not required.

       11. Prior to the special meeting of shareholders held on December 31, 2002, the Company provided Luboshitz Kasierer a copy of proposed disclosure regarding the foregoing matters. The disclosure provided to Luboshitz Kasierer, and later filed on December 5, 2002 as a section of the Company's proxy statement entitled "Appointment of Independent Accountants," was substantially in the form of paragraphs 1-10 above. Luboshitz Kasierer's response to such disclosure is set forth below.

       RESPONSE OF LUBOSHITZ KASIERER. "We have read the statements made by the Company in the section `Appointment of Independent Accountants' of this Proxy Statement, which we understand will be filed with the Securities and Exchange Commission as part of the Company's proxy statement for the special meeting of the Company's shareholders to be held on December 31, 2002 (the "Proxy Statement"), and have the following comments regarding the statements made in the paragraphs numbered 3 through 9 above, which are made pursuant to the requirements of Section 304(a) of Regulation S-K and are substantially similar to the statements made by the Company in Item 4, Changes in Registrant's Certifying Accountant, of its Form 8-K, dated October 7, 2002 filed October 28, 2002, as amended by the Company's Form 8-K/A, dated November 7, 2002 filed November 13, 2002:

       1. We are not in a position to agree or disagree with the Company's statements made in paragraphs 3, 7 and 8 above.

       2. We disagree with the statements made in paragraph 9 above. We were informed by the Audit Committee of Brightman Almagor's investigation, and we advised the Audit Committee that, in our opinion, based on management representations to us and the audit work conducted by us, the consolidated balance sheets of the Company and its subsidiaries as of December 31, 2000 and 2001, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years ended December 31, 2000 and 2001, as initially filed publicly by the Company, presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2000 and 2001, and the consolidated results of operations, changes in shareholders' equity and cash flows for the years ended December 31, 2000 and 2001, in conformity with generally accepted accounting principles in the United States ("GAAP"). We have also advised the Audit Committee that, based on management representations to us and our review, we were not aware of any material modifications that should have been made to the Company's financial statements for the first six months of 2002 in order for them to be in conformity with GAAP at the time they were filed publicly by the Company.

       We are not required or have no basis to agree or disagree with any of the other statements contained in the Proxy Statement."

       12. Representatives of Brightman Almagor are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

COMPENSATION OF AUDITORS FOR 2002 AND 2003

       The compensation of the auditors is either determined by the Company's shareholders or, upon shareholder authorization, by the board of directors upon the recommendation of the audit committee. Auditor compensation is determined according to the nature and volume of the auditors' services.

       The approximate fees billed to us by Brightman Almagor and by Luboshitz Kasierer for services rendered with respect to 2002 and 2003 were as follows:

       AUDIT FEES. Brightman Almagor billed to the Company an aggregate of approximately $65,000 for professional services rendered in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 2003 and its review of the Company's financial statement included in quarterly reports on Form 10-Q during fiscal year 2003.

       Brightman Almagor billed to the Company an aggregate of approximately $32,000 for professional services rendered in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 2002 and its review of the Company's financial statement included in quarterly reports on Form 10-Q during fiscal year 2002. Brightman Almagor also billed the Company an aggregate of $40,000 for professional services rendered in connection with the reaudit of the financial statements for 1999, 2000 and 2001 and for the first six months of 2002.

       Luboshitz Kasierer billed to the Company an aggregate of approximately $17,000 for professional services rendered in connection with its audit of the Company's financial statements for fiscal year 2002 and its review of the Company's financial statements included in quarterly reports on Form 10-Q during fiscal year 2002.

       AUDIT-RELATED FEES. During fiscal years 2002 and 2003, neither Brightman Almagor nor Luboshitz Kasierer billed the Company for any assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees" above.

       TAX FEES. Brightman Almagor billed the Company an aggregate of approximately $11,000 for tax compliance, tax advice and tax planning services during 2003. Neither Brightman Almagor nor Luboshitz Kasierer billed the Company for tax compliance, tax advice and tax planning services during 2002.

       ALL OTHER FEES. Brightman Almagor did not bill the Company for any other fees during 2003. Brightman Almagor billed the Company an aggregate of approximately $50,000 for a special investigation during 2002. Luboshitz Kasierer did not bill the Company for any other fees during 2002.

       PRE-APPROVAL OF AUDITORS' COMPENSATION. Pursuant to its charter, the audit committee is responsible for pre-approving audit and non-audit services provided to the Company by the independent auditors and, as requested by the board of directors, other public accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). Absent such a request from the board of directors, the Company's management approves the non-audit services provided to the Company by accountants other than the auditors. The audit committee's policy is to pre-approve, as a full committee, all non-audit services provided to the Company by the independent auditors. 100% of the non-audit services provided to the Company by the independent auditors in 2003 were pre-approved by the full audit committee.

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

       The Company's board of directors unanimously recommends that the shareholders vote "FOR" the audit committee's appointment of Brightman Almagor as the Company's independent accountants for the year ending December 31, 2004 and to authorize the board of directors, upon the recommendation of the audit committee, to determine the auditors' related compensation.

                             AUDIT COMMITTEE REPORT

       In connection with the issuance of the Company's Annual Report on Form 10-K, the audit committee of the board of directors of the Company:

       1. Reviewed and discussed the Company's audited financial statements for the year ended December 31, 2003 with Company management.

       2. Met with Brightman Almagor, the Company's independent auditors, to review the audited financial statements and to discuss with the auditors all matters required to be discussed by the Auditing Standards Board Statement of Auditing Standards (SAS) No. 61, as amended.

       3. Requested, obtained from and discussed with the independent auditors written disclosures and a letter required by Independent Standards Board (ISB) Standard No. 1, as amended, that the auditors were in all respects independent.

       As a result of the above-referenced review and discussions with the Company's management and independent auditors, the audit committee recommended to the board of directors that the audited financial statements for the fiscal year 2003 be accepted and included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

                               Respectfully Submitted by the Audit Committee of the Board of Directors:

                               Dan Falk - Chairman of the Audit Committee
                               Naomi Atsmon
                               Israel Borovich
                               Gil Weiser

                                 PROPOSAL NO. 3

  RATIFICATION AND APPROVAL OF REVISED EMPLOYMENT AGREEMENT WITH DR. BENBASSAT

       The Israeli Companies Law requires shareholders to approve the compensation paid by the Company to its directors. The Company is asking its shareholders to ratify and approve the execution of a revised employment agreement with Moshe BenBassat, the Company's Chairman of the Board of Directors and Chief Executive Officer.

       The terms of the revised employment agreement remain substantially the same as contained within the previous agreement, except with respect to two material changes to Dr. BenBassat's current employment agreement. First, the board of directors has recommended that the maximum annual performance bonus that may be awarded to Dr. BenBassat under the employment agreement be increased from 100% to 299% of his base salary in light of Dr. BenBassat's and the Company's performance in 2003, subject to a limit that any bonus amount in excess of 100% of Dr. BenBassat's base salary shall not exceed 6% of the company's annual operating income for the year. Part of the bonus, totaling up to 25% of Dr. Benbassat's base salary, shall be paid each quarter, based on the achievement of quarterly target milestones during the relevant quarter, with the remainder of the bonus, if any, to be awarded based on the achievement of annual target milestones. Second, the board of directors has recommended that Dr. BenBassat's base salary be increased from $225,000 per year to $240,000 per year. The board of directors also approved certain other minor changes to the employment agreement. The revised employment agreement will be substantially in the form attached hereto as Annex A.

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

       THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPROVAL OF THE EXECUTION OF THE REVISED EMPLOYMENT AGREEMENT WITH DR. BENBASSAT AS ATTACHED AS ANNEX A.

                                 PROPOSAL NO. 4

        RATIFICATION AND APPROVAL OF SPECIAL CASH BONUS TO DR. BENBASSAT

       Pursuant to the terms of the existing employment agreement between Moshe BenBassat, the Company's Chairman of the Board of Directors and Chief Executive Officer, and the Company, which was approved by the Company's shareholders at the May 28, 2003 annual meeting, Dr. BenBassat is entitled to earn an annual performance bonus of up to 100% of his base salary. The bonus is based on the achievement of target milestones to be determined by the compensation committee of the board of directors after consultation with Dr. BenBassat and paid on a quarterly basis. The bonus feature may be reviewed annually by the compensation committee for possible increases in light of Dr. BenBassat's performance.

In light of Dr. BenBassat's and the Company's performance in 2003, the compensation committee has recommended that the Company pay to Dr. BenBassat a special cash bonus of $149,500, in addition to the $225,000 bonus that the Company has already granted to Dr. BenBassat under the terms of his employment agreement for 2003. The compensation committee has reached this determination based on certain quantitative measures of the Company's financial performance in 2003.

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE SPECIAL CASH BONUS TO DR. BENBASSAT AS SET FORTH ABOVE.

                                 PROPOSAL NO. 5

       RATIFICATION AND APPROVAL OF GRANT OF STOCK OPTION TO DR. BENBASSAT

       Following the recommendation of and approval by the audit committee, and subject to shareholder approval, the board of directors has approved the grant to Moshe BenBassat, the Company's Chairman of the Board of Directors and Chief Executive Officer, of an option to purchase 250,000 ordinary shares following the annual meeting. The exercise price will be the fair market value per share of the ordinary shares on the date of grant, determined with reference to the closing sale price for the ordinary shares (or the closing bid if no sales were reported) on the last market trading day prior to grant. This option will vest over a period of 24 months commencing on the date of grant, assuming the continue service of Dr. BenBassat at such times.

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE STOCK OPTION GRANT TO DR. BENBASSAT AS SET FORTH ABOVE.

                                 PROPOSAL NO. 6

      RATIFICATION AND APPROVAL OF THE APPOINTMENT OF DR. BENBASSAT AS BOTH
         CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER

       Under the Israeli Companies Law, the chief executive officer in a publicly traded company may not serve as chairman of the board of directors, and the powers of the chief executive officer may not be vested in the chairman of the board of directors, unless the shareholders of the company resolve in a general meeting, with respect to a period of not more than three years following such resolution, that the chairman of the board is authorized to hold the position of chief executive officer or exercise its powers.

       In light of the Company's and Dr. BenBassat's performance in 2003, the board of directors has recommended that Dr. BenBassat continue to service as both the Chief Executive Officer and the Chairman of the Board of Directors. In the event the shareholders do not approve this proposal, the Company will assess its alternatives for complying with the Israeli Companies Law.

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of at least a majority of the votes of shareholders present and voting at the meeting in person or by proxy, provided that such majority vote at the meeting will include at least two-thirds (2/3) of the total votes of shareholders who are not the controlling shareholders of the Company, or anyone on their behalf, present and voting at the meeting. Votes abstaining will not be counted as shareholders' votes.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE APPOINTMENT OF MOSHE BENBASSAT AS BOTH CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER OF THE COMPANY.

                                 PROPOSAL NO. 7

  RATIFICATION OF THE AMENDMENT TO AND THE MATERIAL PROVISIONS OF THE COMPANY'S
        2000 SHARE OPTION PLAN, INCLUDING THE SECTION 162(m) LIMITATIONS

PROPOSAL

       The board of directors of the Company recommends that the Company's shareholders approve the amendment to the provisions of the Company's 2000 Share Option Plan, as amended (the "Plan"), to approve an extension of the term of the Plan to ten (10) years from the date of board approval of the extension on May 27, 2004 , and also to approve the material terms of the Plan so that certain awards, including options, granted under the Plan would qualify as "performance-based" compensation under the Plan in compliance with Section 162(m) of the United States Internal Revenue Code. The Company is asking for this approval so that it may deduct for federal income tax purposes option compensation in excess of $1,000,000 that may be paid to certain of our executive officers in any taxable year. The Plan, as so amended, will be substantially in the form attached hereto as Annex B.

BACKGROUND

       The Plan was originally approved by the Board of Directors and shareholders of the Company in 2000 and was to expire in 2010. The Plan is the Company's primary equity compensation plan and contains a number of sub-plans that relate to rules pertaining to specific non-United States jurisdictions. To facilitate future use of the Plan by the Company to ensure its compensation goals, on May 27, 2004, the Board of Directors approved an extension of the term of the Plan to May 27, 2014, ten (10) years from the date of board approval of the extension.

       Pursuant to Section 162(m), the tax deduction the Company may take for United States federal income tax purposes is limited to $1,000,000 for compensation paid to its chief executive officer and each or its four other most highly paid executive officers in any taxable year. However, the Company may take a deduction for all such compensation that qualifies as "performance-based" for Section 162(m) purposes. For options to qualify as "performance-based" under
Section 162(m), among other things, our shareholders must approve the material terms of the Plan, which are described below.

       Shareholder approval of the material terms of the Plan, such as the option grant limitations described below, will allow the Company to deduct certain executive compensation in excess of $1,000,000 in a taxable year, as described above, and provide the Company with potentially significant future tax benefits and associated cash flows. In the event the material terms of the Plan are not ratified by the shareholders, future stock option grants to the chief executive officer and the four other highest compensated employees of the Company pursuant to the Plan will not be exempt from the limitations on deductibility under Section 162(m) of the Internal Revenue Code until such shareholder approval is obtained.

ESSENTIAL FEATURES OF THE PLAN

       The essential features of the Plan as amended are outlined below, but are qualified in their entirety by reference to the Plan.

       PURPOSES. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and any parent or subsidiary of the Company ("Employees," "Directors" and "Consultants" respectively and each, a "Service Provider") and to promote the success of the Company's business. As of the date hereof, there are approximately 145 Employees, Directors and Consultants of the Company or any parent or subsidiary of the Company who are eligible for awards under the Plan. Incentive stock options and nonstatutory stock options may be granted under the Plan.

       ADMINISTRATION. The Plan is administered by the board of directors or a committee appointed by the board of directors (the "Administrator"). The Administrator generally consist of Directors who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code (so that the Company is entitled to receive a federal tax deduction for certain compensation paid under the Plan) and will meet such other requirements as are established by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3, to the extent the Administrator determines it is desirable to meet the requirements of these rules. Subject to the terms of the Plan, the Administrator determines the terms of the options granted, including the exercise price, number of ordinary shares subject to the options, and the exercisability, and selects the Employees, Directors and Consultants who receive options under the Plan.

       SHARES RESERVED FOR ISSUANCE AND AVAILABLE AWARDS. A total of 3,000,000 ordinary shares have initially been reserved for issuance under the Plan, plus an annual "evergreen" increase on the first day of the Company's fiscal year equal to the lesser of:

       o      5% of the outstanding ordinary shares on such date,

       o      1,250,000 ordinary shares, or

       o      an amount determined by the board of directors.

       Pursuant to this "evergreen" provision, in December 2003, the board of directors approved an increase in the number of ordinary shares reserved for issuance under the Plan in the amount of 400,000 ordinary shares, for a new total of 3,400,000 ordinary shares, effective January 1, 2004.

       If an option expires or becomes unexercisable without having been fully exercised in full, the unpurchased ordinary shares generally will be returned to the available pool of ordinary shares reserved for issuance under the Plan.

       ELIGIBILITY. The Administrator selects the Service Providers who will be granted option under the Plan; however, Outside Directors of the board of directors are eligible to receive automatic grants of nonstatutory stock options pursuant to the Plan. Employees and Directors may receive nonstatutory stock options under the Plan. Only Employees may receive incentive stock options. The actual number of individuals who will receive an option under the Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

       TERMS AND CONDITIONS OF OPTIONS (OTHER THAN AUTOMATIC GRANTS TO OUTSIDE DIRECTORS). The Plan provides for the grant of nonstatutory stock options and incentive stock options (which are eligible for favorable tax treatment pursuant to Section 422 of the Internal Revenue Code). The Administrator will determine the number of ordinary shares covered by each option, but during any fiscal year of the Company, no Service Provider may be granted options to purchase more than 1,000,000 ordinary shares, except that a Service Provider may be granted options to purchase up to an additional 1,000,000 ordinary shares in connection with his or her initial service. The aggregate fair market value of the ordinary shares (determined on the grant date) covered by incentive stock options which first become exercisable by any Employee during any calendar year also may not exceed $100,000. Each option is evidenced by a option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

       (a) EXERCISE PRICE. The exercise price of the ordinary shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the ordinary shares covered by incentive stock options or covered by nonstatutory options intended to qualify as "performance based" under Section 162(m) of the Internal Revenue Code.

       In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

       (b) EXERCISE OF OPTION. An option granted under the Plan generally cannot be exercised until it becomes vested. The Administrator establishes the vesting schedule of each option at the time of grant, and the options become exercisable at the times and on the terms established by the Administrator. Unless otherwise determined by the Administrator, vesting of options granted under the Plan is tolled during any unpaid leave of absence. Options granted under the Plan expire at the times established by the Administrator, but the term of an option may be no more than ten years after the grant date (such term to be limited to no more than five years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries). An option is exercisable in whole or in part by giving written notice to the Company, stating the number of ordinary shares with respect to which the option is being exercised, accompanied by payment in full for such ordinary shares.

       (c) FORMS OF CONSIDERATION. The means of payment for ordinary shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made, in the discretion of the Administrator, by cash, check, promissory note, cashless exercises, or any combination thereof.

       (d) TERMINATION OF SERVICE. If an optionee's status as a Service Provider terminates for any reason, then the optionee may exercise the option within a period of time as determined by the Administrator and specified in the option agreement (but in no event later than the expiration of the term of the option) to the extent the option is vested on the date of termination. If the option agreement does not specify the length of the period and the termination was for any reason other than death or disability, the optionee will have three months after termination to exercise such vested options. If the option agreement does not specify the length of the period and the termination was as a result of the optionee's death or disability, the optionee (or his or her estate) will have twelve months after termination to exercise such vested options.

       (e) NONTRANSFERABILITY OF OPTIONS. Unless determined otherwise by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

       (f) OTHER PROVISIONS. The option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

       TERMS AND CONDITIONS OF AUTOMATIC GRANTS TO OUTSIDE DIRECTORS. The Plan provides for the automatic, nondiscretionary grant of nonstatutory stock options to Outside Directors. Each Outside Director, except for individuals who are designated as "External Directors" for purposes of Israeli law, will be automatically granted an option to purchase 30,000 ordinary shares (the "First Option") upon the date such individual first becomes a Director, whether through election by the shareholders of the Company or by appointment by the board of directors in order to fill a vacancy. Each Outside Director, including External Directors, will be automatically granted an option to purchase 7,500 ordinary shares (the "Subsequent Option") following each annual meeting of the shareholders of the Company if on such date he or she will have served on the board of directors for at least the preceding six (6) months.

       The exercise price of options granted automatically to Outside Directors under the Plan will be 100% of the fair market value per share of the ordinary shares on the date of grant, generally determined with reference to the closing sale price for the ordinary shares (or the closing bid if no sales were reported) on the date of grant.

       The First Option vests as to 25% of the ordinary shares subject to the option on the first anniversary after the date of grant, and as to an additional 25% of the optioned stock on each anniversary of the date of grant thereafter, subject to the Director continuing to serve as a Director on each relevant vesting date. The Subsequent Option vests as to 100% of the ordinary shares subject to the option on the first anniversary after the date of grant, subject to the Director continuing to serve as a Director on such date. The First Option and the Subsequent Option each have a term of ten years from the date of grant. No option may be exercised after the expiration of its term. To the extent the terms and conditions of non-automatic options grants described above do not conflict with the terms of the automatic option grants to Outside Directors, such terms and conditions of the non-automatic options grants also apply to all automatic grants made under the Plan.

       In the future, the board of directors will approve and seek shareholder approval for option grants to Outside Directors who are designated as External Directors when they first become members of the board of directors, unless otherwise required by applicable law and regulations in effect from time to time. Such options will be to purchase no more ordinary shares than the First Options under the Plan.

       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any subdivision, combination into a greater or smaller number of ordinary shares, reorganization, recapitalization or other similar change, appropriate adjustments will be made in the number and class of shares of stock subject to any option outstanding under the Plan. In the event that Company issues any of its ordinary shares or other securities as bonus shares or stock dividend, an optionee exercising his or her option will be entitled to receive the number of ordinary shares as to which the option is being exercised plus the number of shares of class or classes of Company stock in which such bonus shares or stock dividend he or she would have received had the optionee exercised his or her option to the same degree on the date of grant. In addition, in the event that the stock of the Company changes by reason of any subdivision, combination into a greater or smaller number of ordinary shares, stock bonus, stock dividend, reorganization, recapitalization or other similar change, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the exercise price of any such outstanding option, the number of shares subject to automatic grants to Outside Directors and the per person numerical limits on the number of shares which may be granted subject to an option in any fiscal year.

       In the event of a proposed liquidation or dissolution, any unexercised options will terminate prior to such action. The Administrator may give the optionee the right to exercise any unexercised options, including shares as to which the option would not otherwise be exercisable, until fifteen (15) days prior to their termination.

       In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it will continue to vest as provided in the Plan. If the successor corporation does not agree to assume or substitute for the option, each option will become fully vested and exercisable for a period of fifteen days from the date the Administrator notifies the optionee of the option's full exercisability, after which period the option will terminate. If an Outside Director's status is terminated other than upon a voluntary resignation, his or her outstanding First Options and Subsequent Options that have been assumed or substituted for will become fully vested and exercisable.

       AMENDMENT AND TERMINATION OF THE PLAN. The board of directors may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company will obtain shareholder approval for any further amendment to the Plan to the extent necessary to comply with applicable laws or regulations. No such action by the board of directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. Unless terminated earlier, the amended Plan will terminate on May 27, 2014.

       UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes certain United States federal income tax considerations for persons receiving options under the Plan and certain tax effects on the Company, based upon the provisions of the Internal Revenue Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the United States federal income tax consequences of these plans.

       INCENTIVE STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted an incentive stock option or at the time he or she exercise the incentive stock option (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the optionee exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any further gain or loss is capital gain or loss.

       NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value (on the exercise date) of the shares purchased over the exercise price. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

       TAX EFFECT FOR THE COMPANY. The Company generally will be entitled to a tax deduction in connection with an option in an amount equal to the ordinary income realized by an optionee and at the time the optionee recognizes such income (for example, the exercise of a nonstatutory stock option). As discussed above, Section 162(m) of the Internal

Revenue Code limits the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the Plan has been designed to permit (but does not require) the Plan administrator to grant options that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such options.

PLAN BENEFITS

       With respect to automatic grants of options to the Company's outside directors, see above under "Terms and Conditions of Automatic Grants to Outside Directors." Other than as described in that section, the number of options that may be granted under the Plan to the Company's employees and its directors is discretionary and cannot be determined in advance. The following table sets forth certain information regarding options granted under the Plan during fiscal year 2003 to (i) each of the executive officers named in the Summary Compensation Table below, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including all officers who are not executive officers, as a group:


                                                                            Number of Shares        Weighted Average
                                                                           Underlying Options         Exercise Price
                                   Name                                         Granted                  ($/Sh)
---------------------------------------------------------------------  -------------------------  ----------------------
Moshe BenBassat..................................................                250,000                  $1.30
Shmuel Arvatz....................................................                285,000                  $0.60
David Schapiro...................................................                 25,000                  $4.25
Hannan Carmeli...................................................                125,000                  $1.83
Amit BenDov......................................................                 25,505                  $4.31
All current executive officers as a group........................                710,505                  $1.32
All current non-executive directors as a group...................                135,000                  $1.30
All other employees (including all current officers who are
   not executive officers) as a group............................                700,335                  $3.13

VOTE REQUIRED

       The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN TO EXTEND ITS TERMS THROUGH 2014 AND THE MATERIAL TERMS OF THE PLAN, INCLUDING THE SECTION 162(M) LIMITATIONS, AS SET FORTH ABOVE.

                         EXECUTIVE OFFICER COMPENSATION

EMPLOYMENT AGREEMENTS

       The Company has entered into employment agreements with Moshe BenBassat, its Chief Executive Officer, and Shmuel Arvatz, its Chief Financial Officer. Regarding the status of the employment agreement with Dr. BenBassat, please see Proposal No. 3. The agreements provide that each of the executives' employment relationships is "at-will" and may be terminated at any time by either the Company or the executive with or without cause and following three months' notice to Mr. Arvatz. The agreements provide that in the event the executive is terminated by the Company without cause, the executive will be entitled to severance payments in amounts equal to twelve months of annual base salary as of the date of termination for Dr. BenBassat and up to three months of annual compensation as of the date of termination for Mr. Arvatz (plus, in the case of Mr. Arvatz, a severance amount due in accordance with applicable law). Dr. BenBassat is entitled to full acceleration of option vesting in the event of a change in control, and Mr. Arvatz is entitled on his unvested options to 50% or 100% vesting, depending on the conditions of a change of control. The executives' rights to receive the contractual severance benefits set forth above will immediately terminate if the executive competes with the Company during the twelve months following termination of employment.

EXECUTIVE COMPENSATION

       The following table sets forth all compensation received for services rendered to the Company and the Company's subsidiaries in all capacities during the last three years by the named executive officers:


                                                           ANNUAL COMPENSATION
                                              --------------------------------------------- ----------------------------------
                                                                                               SECURITIES
                                                                             OTHER ANNUAL      UNDERLYING       ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR       SALARY         BONUS        COMPENSATION        OPTIONS     COMPENSATION ($)
----------------------------------- --------- ------------- -------------- ---------------- --------------- ------------------
Moshe BenBassat...................    2001      222,188        22,500         120,148 (1)             -              -
     CEO                              2002      209,297             -         121,838 (1)             -              -
                                      2003      192,375(2)    374,500 (3)     219,137 (1)       250,000              -

Shmuel Arvatz (4).................    2001            -             -              -                  -              -
     Chief Financial Officer          2002       24,191             -           4,145 (5)             -              -
                                      2003      117,996        35,573          21,782 (5)       285,000              -

David Schapiro....................    2001      128,538             -          39,744 (5)        20,000              -
     Executive V.P.,                  2002      111,378             -          24,905 (5)        10,000              -
     Markets and Products             2003      112,102        34,392          19,916 (5)        25,000              -


Hannan Carmeli....................    2001      116,411             -          31,132 (5)        25,000              -
     Executive V.P.,                  2002      105,488             -          14,967 (5)        10,000              -
     Professional Services            2003      101,466        32,987          14,570 (5)       125,000              -


Amit BenDov.......................    2001      122,775         9,000           9,462 (6)        20,000              -
     SR. V.P Product                  2002      123,473             -           9,677 (6)         8,000              -
     Marketing                        2003      113,490        19,000           8,165 (6)        25,505              -

----------------------------
(1) Other compensation to Dr. BenBassat includes $75,000 housing allowance for 2001 and 2002 and $190,000 housing allowance for 2003 (of which $62,000 was with respect to the previous year).
(2) This amount reflects a voluntary reduction from Dr. BenBassat's contractual base salary for 2003, which under his employment agreement was $225,000.
(3) Of this amount, $149,500 is pending the approval of the shareholders at the 2004 annual meeting (see Proposal No. 4) and $225,000 was granted pursuant to the bonus feature of the employment agreement approved by the shareholders on May 28, 2003.
(4) Mr. Arvatz was appointed as Chief Financial Officer effective October 20, 2002.
(5)  Contributions to employee benefit programs.
(6)  Medical insurance and executive disability insurance.

OPTION GRANTS IN 2003

       The following table sets forth information concerning grants of stock options to each of the Named Executive Officers during 2003. All such options were granted under the Company's various option plans approved during 2003, and generally vest over two to four years.

                                                        % OF TOTAL
                                  NUMBER OF SHARES    OPTIONS GRANTED
                                     UNDERLYING         TO EMPLOYEES        EXERCISE       EXPIRATION         GRANT DATE
             NAME                 OPTIONS GRANTED         IN 2003         PRICE ($/SH)        DATE         PRESENT VALUE (1)
             ----                ------------------  ------------------  ---------------  -------------  ---------------------
Moshe BenBassat..............          250,000              16%                   $1.30        5/28/13         $249,562
Shmuel Arvatz................          260,000              17%                   $0.25        5/28/13          $49,912
                                        25,000               2%                   $4.25       12/15/13          $82,398
David Schapiro...............           25,000               2%                   $4.25       12/15/13          $82,398
Hannan Carmeli...............          100,000               6%                   $1.22        6/11/13          $93,682
                                        25,000               2%                   $4.25       12/15/13          $82,398
Amit BenDov..................           15,000               1%                   $4.25       12/15/13          $49,439
                                        10,505               1%                   $4.39        12/3/13          $30,837

---------------------------
(1) Computed using the Black-Scholes option pricing model. Full vesting of options is two years from grant date. Assumes the average expected life of the option is between 2 and 5 years, a volatility of 151%, an annual dividend yield of 0.0% and a risk-free interest rate of 3.1%.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

       The following table sets forth certain information concerning options exercised by the named executive officers in 2003, and exercisable and unexercisable stock options held by each of the named executive officers as of December 31, 2003.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                      OPTIONS AT                IN-THE-MONEY OPTIONS AT
                                SHARES                             DECEMBER 31, 2003              DECEMBER 31, 2003 (1)
                              ACQUIRED ON       VALUE      -------------------------------  ---------------------------------
            NAME               EXERCISE       REALIZED       EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
            ----             -------------  -------------  --------------  ---------------  --------------  -----------------
Moshe BenBassat............             -              -        610,392           136,000     $1,433,802          $378,080
Shmuel Arvatz..............             -              -         75,833           209,167       $290,440          $705,360
David Schapiro.............        91,963       $172,846        191,452            29,584       $539,617            $3,350
Hannan Carmeli.............         7,611         $9,617        147,138           103,250       $405,958          $217,850
Amit BenDov................       158,618       $368,313         46,505            16,000        $95,810            $2,680

---------------------------
(1) Based upon the closing price of the ordinary shares on December 31, 2003 of $4.08, less the exercise price per share.

                                    EQUITY COMPENSATION PLAN INFORMATION

                                           (AS OF DECEMBER 31, 2003)

                                 (a)                     (b)                           (c)

                                                                         NUMBER OF SECURITIES REMAINING
                      NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                      ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     UNDER EQUITY COMPENSATION PLANS
                      OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED IN
PLAN CATEGORY         WARRANTS AND RIGHTS          WARRANTS AND RIGHTS   COLUMN (A))


Equity
compensation plans
approved by
security holders           3,191,351                      $2.10                       1,122,020

Equity
compensation plans
not approved by
security holders                   0                        N/A                               0

     Total                 3,191,351                      $2.10                       1,122,020

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       As noted above, Dr. Borovich, Mr. Thanos and Mr. Weiser currently serve on the compensation committee. During 2003, Mr. Shalev also served on the compensation committee; Mr. Shalev resigned as a director effective December 31, 2003. None of these persons is or was formerly an officer or an employee of the Company or any of its subsidiaries. No interlocking relationship exists between the Company's board of directors or its compensation committee and the board of directors or compensation committee of any other company, nor did any interlocking relationships exist during the past fiscal year.

                          COMPENSATION COMMITTEE REPORT

       The compensation committee is responsible for setting and administering the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full board of directors and, as applicable, its shareholders. The compensation committee expects, pursuant to its charter, to periodically review the approach to executive compensation and make changes as competitive conditions and other circumstances warrant.

       In reviewing compensation, the compensation committee seeks to address the needs of the Company as it continues to grow and mature. The committee recognizes that in order for the Company to develop new products and scale the business, the ability to attract, retain and reward executive officers who will be able to operate effectively in a high growth complex environment is vital. In that regard, the Company must offer compensation that (a) is competitive in the industry, (b) motivates executive officers to achieve the Company's strategic business objectives, and (c) aligns the interests of executive officers with the long-term interests of shareholders.

       The Company currently uses salary, a management incentive plan and stock options to meet these requirements. For incentive-based compensation, the compensation committee considers the desirability of structuring such compensation arrangements so as to qualify for deductibility under Section 162(m) of the Internal Revenue Code. As the compensation committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the compensation committee reaches its decisions with a view towards the Company's overall performance.

       The base salary and option grant for the Company's Chief Executive Officer in 2003, Dr. Moshe BenBassat, was determined with reference to the compensation of chief executive officers of other comparable technology companies. Dr. BenBassat also received an annual bonus, which was awarded on the basis of the Company's achievement of certain quantitative financial performance milestones approved by the compensation committee. For information concerning the compensation committee's bonus recommendation for Dr. BenBassat based on the Company's performance in 2003, see Proposal No. 4 in this proxy statement.

                                  Respectfully Submitted by the Compensation
                                  Committee of the Board of Directors:

                                  James W. Thanos - Chairman of the Compensation
                                          Committee
                                  Israel Borovich
                                  Gil Weiser

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Gilia BenBassat, an employee of the Company during 2003, is the daughter of Moshe BenBassat, the Company's Chairman and Chief Executive Officer. During 2003, the Company made payments of $73,980 to Gilia BenBassat for services provided as an employee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information with respect to the beneficial ownership of the Company's ordinary shares as of April 30, 2004 for:

       o the Company's Chief Executive Officer and its four other most highly compensated executive officers who were serving during and at the end of 2003, referred to collectively as the named executive officers;

       o      each of the Company's directors;

       o each person or group known by the Company to beneficially own more than 5% of its outstanding ordinary shares; and

       o      all of the Company's executive officers and directors as a group.

       Beneficial ownership of ordinary shares is determined in accordance with the rules of the SEC and generally includes any ordinary shares over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of March 30, 2004. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all ordinary shares held by them. Applicable percentage ownership in the following table is based on 27,134,819 shares outstanding as of April 30, 2004.

       Unless otherwise indicated below, the address of each of the principal shareholders is c/o ClickSoftware Technologies Ltd., 34 Habarzel Street, Tel Aviv, Israel 69710.


                                                                                           ORDINARY SHARES
                                                                                          BENEFICIALLY OWNED
                                                                                    ------------------------------
NAME AND ADDRESS                                                                       NUMBER          PERCENT
----------------------------------------------------------------------------------  -------------  ---------------
     Named Executive Officers And Directors
     --------------------------------------

     Moshe BenBassat  (1)...................................................          5,216,022         18.8%

     Shmuel Arvatz    (2)...................................................             93,233          *

     David Schapiro   (3)...................................................            181,036          *

     Hannan Carmeli   (4)...................................................            166,221          *

     Amit BenDov      (5)...................................................             55,318          *

     Naomi Atsmon     (6)...................................................             38,100          *

     Israel Borovich  (7)...................................................             60,000          *

     Roni A. Einav    (8)...................................................             60,000          *

     Dan Falk         (9)...................................................              7,500          *

     James W. Thanos  (10)..................................................             65,000          *

     Gil Weiser       (11)..................................................              7,500          *

     G.  Nicholas Farwell (12) 1240 Arbor Road
         Menlo Park, CA 94025...............................................          2,745,000         10.1%

     RS Investment Management Co. LLC and affiliates (13)
         388 Market Street, Suite 200
         San Francisco, CA 94111............................................          1,716,937          6.3%

     Liberty Wanger Asset Management, L.P. (14)
         227 West Monroe Street, Suite 3000
         Chicago, IL 60606-5016.............................................          1,660,000          6.1%

     All executive officers and directors as a group (11 persons) (15)......          5,949,930         21.5%

---------------------
* Less than one percent.
(1) Includes 2,246,887 shares held by Dr. BenBassat's spouse, Idit BenBassat. Dr. BenBassat has disclaimed beneficial ownership of those shares. Also includes options to purchase 658,392392 ordinary shares exercisable within 60 days of March 30, 2004 held by Dr. BenBassat.
(2) Includes options to purchase 93,2337 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Arvatz.
(3) Includes options to purchase 181,036 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Schapiro.
(4) Includes options to purchase 166,221 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Carmeli.
(5) Includes options to purchase 42,505 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. BenDov.
(6) Includes options to purchase 7,500 ordinary shares exercisable within 60 days of April 30, 2004 held by Ms. Atsmon.
(7) Includes options to purchase 60,000 ordinary shares exercisable within 60 days of April 30, 2004 held by Dr. Borovich.
(8) Includes options to purchase 60,000 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Einav.
(9) Includes options to purchase 7,500 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Falk.
(10) Includes options to purchase 60,000 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Thanos.
(11) Includes options to purchase 7,500 ordinary shares exercisable within 60 days of April 30, 2004 held by Mr. Weiser.
(12)   As reported by Mr. Farwell to the Company for fiscal 2003.

(13) As reported on Schedule 13G filed with the SEC for fiscal 2003. Includes 13,450 ordinary shares held by RS Investment Management Co. LLC and 1,703,487 ordinary shares held by RS Investment Management, L.P. Voting and dispositive power is shared by RS Investment Management Co. LLC (as to all shares), G. Randall Hecht (as to all shares), and RS Investment Management, L.P. (as to 1,703,487 shares).
(14) As reported on Schedule 13G filed with the SEC for fiscal 2001. Includes 260,000 ordinary shares held by Liberty Wanger Asset Management, L.P. and 1,400,000 ordinary shares held by Liberty Acorn Trust. Voting and dispositive power is shared by Liberty Wanger Asset Management, L.P. (as to all shares), WAM Acquisition GP, Inc. (as to all shares), and Liberty Acorn Trust (as to 1,400,000 shares).
(15) Includes options to purchase 1,343,887 ordinary shares exercisable within 60 days of April 30, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during 2003 all Section 16 filing requirements were met, except for the following:
Shmuel Arvatz, Amit Bendov, and David Schapiro each reported one transaction late; Hannan Carmeli reported two transactions late on two Forms 4; former director Eddy Shalev reported three transactions late on one Form 4; Naomi Atsmon reported three transactions late on two Forms 4; and Genesis Partners reported four transactions late on two Forms 4.

                                PERFORMANCE GRAPH

         The following graph compares the quarterly share price of the Company's common stock with the index return of the Nasdaq National Market and the Nasdaq IKX Index of Computer Stocks for the period from June 23, 2000 (the date on which the Company's common stock began trading on the Nasdaq) through December 31, 2003. The Company has paid no dividends on its common stock. Historical stock price performance should not be relied upon as indicative of future stock price performance:





Measurement Date               CKSW            NASDX
----------------               ----            -----
        23/06/00               $7.35          3845.34
        30/06/00               $7.00          3991.93
        29/12/00               $1.75          2470.52
        29/06/01               $1.34          2160.54
        31/12/01               $1.27           1950.4
        28/06/02               $0.42          1463.21
        31/12/02               $0.18          1335.51
        30/06/03               $1.80           1622.8
        31/12/03               $4.08          2003.37


                                             By Order of the Board of Directors

                                             MOSHE BENBASSAT
                                             Chairman of the Board of Directors
                                             and Chief Executive Office

Tel Aviv, Israel
June 21, 2004

                                     ANNEX A
                                     -------

                               CLICKSOFTWARE INC.

                              EMPLOYMENT AGREEMENT


       This Agreement is entered into effective as of January 1, 2004, (the "Effective Date") by and between ClickSoftware Inc. (the "Company"), and Moshe Benbassat (the "Executive").

       WHEREAS, Executive currently serves as the Chairman of the Board and Chief Executive Officer of both the Company and its parent company, Clicksoftware Technologies Ltd. ("Parent Company");

       WHEREAS, the parties desire and agree to enter into an employment relationship by means of this Agreement; and

       NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and among the parties as follows:

       1.     Duties and Scope of Employment.

              (a) POSITIONS AND DUTIES. As of the Effective Date, Executive will continue to serve as Chief Executive Officer of the Company. Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Company's Board of Directors (the "Board"). The period of Executive's employment under this Agreement is referred to herein as the "Employment Term."

              (b) BOARD MEMBERSHIP. During the Employment Term, Executive will serve as a member of the Board, subject to the Company's Articles of Incorporation and By Laws.

              (c) OBLIGATIONS. During the Employment Term, Executive will perform his duties faithfully and to the best of his ability and will devote his full business efforts and time to the Company. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board. Notwithstanding the foregoing, Executive may serve on the board of directors of any other companies or work in academic pursuits as long as such service does not materially interfere with the performance of his duties to the Company.

       2. AT-WILL EMPLOYMENT. The parties agree that the Executive's employment with the Company will be "at-will" employment and may be terminated at any time with or without cause or notice. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of his employment with the Company.

       3.     COMPENSATION.

              (a) BASE SALARY. During the Employment Term, the Company will pay Executive as compensation for his services a base salary at the annualized rate of $240,000 (the "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding.

              (b) BONUS. In addition to his Base Salary, Executive shall be entitled to earn an annual performance bonus of up to 299% of his Base Salary (the "Bonus"), provided however, that the portion of the Bonus, if any, in excess of one times Base Salary shall not exceed 6% of the Company's annual operating income for the relevant year. Award of the Bonus shall be based on the achievement of target milestones to be set by the Compensation Committee of the Board, after consultation with Executive. Part of the Bonus, totaling up to 25% of the Executive's Base Salary, shall be paid each quarter, based on the achievement of quarterly target milestones during the relevant quarter, with the remainder of the

Bonus, if any, to be awarded based on the achievement of the annual target milestones. The Bonus may be reviewed annually by the Compensation Committee of the Board for possible increases in light of Executive's performance.

              (c) HOUSING AND LIVING ALLOWANCE. During the Employment Term, the Company will pay to the Executive a housing and living allowance of $75,000 per year for housing and living expenses incurred by the Executive during such period as he is living outside of Israel. Any taxes which the Executive incurs by reason of receipt of this allowance shall be borne by the Company, in which case the allowance (or reimbursement, as applicable) shall be increased to the extent necessary to ensure that the Executive receives the full allowance amount.

              (d) TEMPORARY REDUCTIONS. The Executive may at any time elect to waive his right to receive all or part of the amounts sets forth in this
Section 3, provided however, that such amounts shall be returned to their stated levels upon request of the Executive. Any amounts so waived shall not be refunded to the Executive.

       4.     EMPLOYEE BENEFITS.

              (a) BENEFIT PLANS. During the Employment Term, Executive will be entitled to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including, without limitation, the Company's group medical, dental, disability and life insurance. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time. In addition, and without limiting the Executive's right to participate in the foregoing plans, and to the extent permitted under applicable U.S. laws, the Company shall procure insurance and pension policies in the United States and/or in Israel, whether management insurance ("bituach menahalim") or otherwise, at the Executive's direction, provided that the annual cost of all such policies to the Company shall not exceed $32,000 (the "Annual Premium"). The Annual Premium with respect to insurance in Israel shall be increased each year by the amount of any increase during the previous calendar year in the Consumer Price Index (Cost of Living Index) in Israel as published by the Israeli Central Bureau of Statistics, or if that index is not published, the substitute index adopted in its place.

              (b) Use of Automobile. The Company will make available to the Executive the use of an automobile of a make and model appropriate for a Chief Executive Officer. The Company shall bear all expenses related to the operation of the automobile (other than parking fines and traffic violations). Upon termination of the Employment Term for any reason, the Executive shall promptly return the automobile to the Company. Any taxes which the Executive incurs by reason of receipt of the automobile benefits provided under this Section 4(b) shall be borne by the Company, in which case the benefits provided under this
Section 4(b) shall be increased to the extent necessary to ensure that the Executive receives the full benefits under this Section 4(b).

       5. VACATION. Executive will be entitled to paid vacation of twenty-six (26) days per year in accordance with the Company's vacation policy, with the timing and duration of specific vacations mutually and reasonably agreed to by the parties hereto.

       6. EXPENSES. The Company will reimburse Executive for reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

       7.     SEVERANCE.

              (a) INVOLUNTARY TERMINATION. If Executive's employment with the Company terminates other than for "Cause" (as defined herein), and Executive signs and does not revoke a standard release of claims with the Company, then, subject to Section 11, Executive shall be entitled to receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to his Base Salary rate, as then in effect, for a period of twelve (12) months from the date of such termination, to be paid, in Executive's discretion, (i) periodically in accordance with the Company's normal payroll policies or (ii) in a lump-sum within thirty (30) days of such termination.

              (b) TERMINATION FOR CAUSE. If Executive's employment with the Company terminates for Cause by the Company, then Executive will only be eligible for severance benefits in accordance with the Company's established policies as then in effect.

       8. CHANGE OF CONTROL BENEFITS In the event of a "Change of Control" (as defined below) of the Parent Company that occurs prior to the Executive's termination of service to the Company, all options to purchase the Company's Ordinary Shares held by the Executive (the "Options") will have their vesting accelerated so as to become 100% vested. Thereafter, the Options will continue to be subject to the terms, definitions and provisions of the Parent Company's 2000 Share Option

Plan, as amended (the "Option Plan") and any subplans of the Option Plan pursuant to which the Options were granted, and the option agreements pursuant to which the Options were granted (the "Option Agreements").

       9.     DEFINITIONS.

              (a) CAUSE. For purposes of this Agreement, "Cause" is defined as (i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, or (iii) Executive's gross misconduct.

              (b) CHANGE OF CONTROL. For purposes of this Agreement, "Change of Control" of the Parent Company is defined as: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Parent Company representing 50% or more of the total voting power represented by the Parent Company's then outstanding voting securities; or (ii) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" will mean directors who either (A) are directors of the Parent Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Parent Company); or (iii) the date of the consummation of a merger or consolidation of the Parent Company with any other corporation that has been approved by the stockholders of the Parent Company, other than a merger or consolidation which would result in the voting securities of the Parent Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Parent Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Parent Company approve a plan of complete liquidation of the Parent Company; or
(iv) the date of the consummation of the sale or disposition by the Parent Company of all or substantially all the Parent Company's assets.

       10. CONFIDENTIAL INFORMATION. Executive agrees to enter into the Company's standard Confidential Information and Invention Assignment Agreement (the "Confidential Information Agreement") upon commencing employment hereunder.

       11.    CONDITIONAL NATURE OF SEVERANCE PAYMENTS.

              (a) NONCOMPETE. Executive acknowledges that the nature of the Company's and the Parent Company's business is such that if Executive were to become employed by, or substantially involved in, the business of a competitor of the Company or the Parent Company during the twelve (12) months following the termination of Executive's employment with the Company, it would be very difficult for the Executive not to rely on or use the Company's or the Parent Company's trade secrets and confidential information. Thus, to avoid the inevitable disclosure of the Company's and the Parent Company's trade secrets and confidential information, Executive agrees and acknowledges that Executive's right to receive the severance payments set forth in Section 7 (to the extent Executive is otherwise entitled to such payments) shall be conditioned upon the Executive not directly or indirectly engaging in (whether as an employee, consultant, agent, proprietor, principal, partner, stockholder, corporate officer, director or otherwise), nor having any ownership interested in or participating in the financing, operation, management or control of, any person, firm, corporation or business that competes with the Company or the Parent Company or is a customer of the Company or the Parent Company. Upon any breach of this section, all severance payments pursuant to this Agreement shall immediately cease.

       12. ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits will be null and void.

       13. NOTICES. All notices, requests, demands and other communications called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

              If to the Company:

              Clicksoftware Inc.
              c/o ClickSoftware Technologies Ltd.
              34 HaBarzel Street
              Tel Aviv 69710, Israel
              Attn: CFO

              If to Executive:

              at the last residential address known by the Company.

       14. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

       15.    ARBITRATION.

              (a) Executive agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be settled by binding arbitration to be held in Boston, Massachusetts in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

              (b) The arbitrator(s) will apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law. The arbitration proceedings will be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The Executive hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

              (c) EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, DISCRIMINATION CLAIMS.

       16. INTEGRATION. This Agreement, together with the Option Plan, Option Agreements and the Confidential Information Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.

       17. TAX WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

       18. GOVERNING LAW. This Agreement will be governed by the laws of the State of Massachusetts (with the exception of its conflict of laws provisions).

       19. ACKNOWLEDGMENT. Executive acknowledges that he has had the opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

       IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.



       CLICKSOFTWARE INC.


       By:                                              Date:
           --------------------------------                   ------------------

       Title:
              -----------------------------



       EXECUTIVE


                                                        Date:
       ------------------------------------                   ------------------
       Moshe Benbassat

                                     ANNEX B


                         CLICKSOFTWARE TECHNOLOGIES LTD.

                   AMENDED AND RESTATED 2000 SHARE OPTION PLAN

       1. PURPOSES OF THE PLAN. The purposes of this Share Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. The Plan is the Company's primary equity compensation plan and contains a number of sub-plans that relate to rules pertaining to specific non-United States jurisdictions. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

       2. DEFINITIONS. As used herein, the following definitions shall apply:

              (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

              (b) "Applicable Laws" means the requirements relating to the administration of share option plans under Israeli corporate and securities laws, U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any country or jurisdiction where Options are granted under the Plan.

              (c)    "Board" means the Board of Directors of the Company.

              (d) "Code" means the U.S. Internal Revenue Code of 1986, as amended.

              (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

              (f) "Company" means ClickSoftware Technologies Ltd., a corporation incorporated under the laws of the State of Israel.

              (g) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

              (h) "Director" means a member of the Board of Directors of the Company.

              (i) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (k) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

                     (i) If the Shares are listed on the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, their Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such system for the last market trading day prior to the time of determination, as reported in Globes, HaAretz or such other source as the Administrator deems reliable;

                     (ii) If the Shares are listed on the Tel Aviv Stock Exchange, but are not traded on the Nasdaq National Market or The Nasdaq Small Cap Market, their Fair Market Value shall be the closing sales price for such Shares (or the closing bid if no sales were reported) as quoted on such exchange for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (iii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, their Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;
                     (iv) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

              (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

              (m)    "Inside Director" means a Director who is an Employee.

              (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

              (o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (p)    "Option" means a share option granted pursuant to the Plan.

              (q) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

              (r)    "Optioned Shares" means the Shares subject to an Option.

              (s) "Optionee" means the holder of an outstanding Option granted under the Plan.

              (t)    "Outside Director" means a Director who is not an Employee.

              (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (v)    "Plan" means this 2000 Share Option Plan.

              (w)    "Service Provider" means an Employee, Director or
Consultant.

              (x) "Share" means a share of the Company's Ordinary Shares having a nominal value of 1.00 NIS, as adjusted in accordance with Section 12 below.

              (y) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

       3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 3,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) 5% of outstanding shares on such date, (ii) 1,250,000 Shares, or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired.

       If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

       4.     ADMINISTRATION OF THE PLAN.

              (a)    PROCEDURE.

                     (i) MULTIPLE ADMINISTRATIVE BODIES. Different Committees with respect to different groups of Service Providers may administer the Plan.

                     (ii) SECTION 162(M). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                     (iii) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                     (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

              (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                     (i)    to determine the Fair Market Value;

                     (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

                     (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                     (iv) to approve forms of agreement for use under the Plan;

                     (v) to determine the terms and conditions of any Option granted hereunder;

                     (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Shares;

                     (vii) to reduce the exercise price of any Option to the then current Fair Market Value (or the nominal value of the Shares, if higher than the Fair Market Value), if the Fair Market Value of the Shares covered by such Option has declined since the date the Option was granted;

                     (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                     (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

              (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

       5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

       6.     LIMITATIONS.

              (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

              (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

              (c)    The following limitations shall apply to grants of Options:

                     (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

                     (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

                     (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       7. TERM OF PLAN. The Plan was effective upon its adoption by the Board and was to continue in effect for a term of (10) years until 2010. Subject to shareholder approval at the Company's 2004 annual general meeting of shareholders, on May 27, 2004, the Board approved an extension of the term of the Plan for an additional ten (10) years until May 27, 2014, unless sooner terminated under Section 15 of the Plan.

       8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

       9.     OPTION EXERCISE PRICE AND CONSIDERATION.

              (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                     (i)    In the case of an Incentive Stock Option

                            (1)    granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (2)    granted to any Employee other than an
Employee described in the preceding subparagraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price (other than as required above) of less than 100% of Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

              (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan, or (5) any combination of the foregoing methods of payment. To the extent that the consideration paid for the Shares is denominated in a currency other than New Israeli Shekels, the exchange rate to be used to obtain a New Israeli Shekel value of such consideration shall be the noon buying rate as reported by the Federal Reserve Bank of New York (expressed in shekels per unit of non-Israeli currency) on the date of grant of the Option. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

       10.    EXERCISE OF OPTION.

              (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Options shall become exercisable at a rate to be determined by the Administrator. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in (i) the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse, or (ii) the name of the Optionee to Yoav Bruckner as trustee (the "Trustee"), to be held by the Trustee on behalf of Optionee if so required by Applicable Laws. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option

Agreement to the extent the Option is vested on the date of termination, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination.

              (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       11. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

       12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

              (a) CHANGES IN CAPITALIZATION. In the event the Shares shall be subdivided or combined into a greater or smaller number of Shares or if, upon a reorganization, recapitalization or the like, the Shares shall be exchanged for other securities of the Company, each Optionee shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company as were exchangeable for the number of Shares of the Company which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange.

              In the event that the Company shall issue any of its Shares or other securities as bonus shares or a stock dividend upon or with respect to any Shares which shall at the time be subject to an Option hereunder, each Optionee upon exercising such Option shall be entitled to receive (for the purchase price payable upon such exercise), the Shares as to which he or she is exercising such Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such bonus shares or stock dividend were declared, and such amount of Shares (and the amount in lieu of fractional Shares) as is equal to the Shares which he would have received had he been the holder of the Shares as to which he is exercising his Option at all times between the date of the granting of such Option and the date of its exercise.

              Upon the occurrence of any of the foregoing events, the class and aggregate number of Shares or other securities issuable pursuant to the Plan, in respect of which Options have not yet been granted, as well as the number of Shares which may be granted pursuant to the automatic grant provisions of
Section 13, shall also be appropriately adjusted to reflect the events specified above. If the Company offers the holders of the Shares, or of any other class of security for which the Options are then exercisable, rights to purchase securities of the Company, then the Company shall offer the same rights to the Optionees as if they had exercised their Options on the record date with respect to such rights offering.

              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

              (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to Section 13 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

              In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

              For the purposes of this Section 12(c), the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Shares immediately prior to the merger or sale of assets, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely ordinary shares (or their equivalent) of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Shares, to be solely ordinary shares (or their equivalent) of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of in the merger or sale of assets.

       13. FORMULA OPTION GRANTS TO OUTSIDE DIRECTORS. Outside Directors shall be automatically granted Options each year in accordance with the following provisions:

              (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

              (b) Each Outside Director, except for individuals who became directors of the Company prior to the Company's 2001 Annual Meeting, and except for Outside Directors who are designated as External Directors in accordance with Israeli law, is automatically granted an option to purchase thirty thousand (30,000) shares (the "First Option"), upon the date such individual first becomes a director, whether through election by the shareholders of the Company or by appointment by the Board in order to fill a vacancy (the "Anniversary Date"); provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

              Each Outside Director, including Outside Directors who are designated as External Directors in accordance with Israeli law, is automatically granted an option to purchase seven thousand five hundred (7,500) shares (the "Subsequent Option") following each annual meeting of the shareholders of the Company, beginning in 2002, if on such date he or she shall have served on the Board for at least the preceding six (6) months.

              (c) The terms of each First Option granted pursuant to this Section shall be as follows:

                     (i) the term of the First Option shall be ten (10) years.

                     (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                     (iii) the First Option shall vest as to 25% of the Shares subject to the First Option on each anniversary of its date of grant provided that the Optionee continues to serve as a Director on such date.

              (d) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

                     (i) the term of the Subsequent Option shall be ten (10) years.

                     (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                     (iii) the Subsequent Option shall vest as to 100% of the Shares subject to the Subsequent Option on the anniversary of its date of grant provided that the Optionee continues to serve as a Director on such date.

       14. DATE OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

       15.    AMENDMENT AND TERMINATION OF THE PLAN.

              (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

              (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

              (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

       16.    CONDITIONS UPON ISSUANCE OF SHARES.

              (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

       17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                     ANNEX C
                                     -------

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


PURPOSES:

The purposes of the Audit Committee of the Board of Directors (the "Board") of ClickSoftware Technologies Ltd. (the "Company") shall be to:

o Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

o Recommend to the shareholders of the Company the appointment, and recommend to the shareholders or to the Board, as applicable, the compensation, of the independent auditors engaged to audit the Company's financial statements;

o Oversee and monitor (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

o Oversee the preparation of the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

o Provide the Company's Board with the results of its monitoring and recommendations derived therefrom;

o Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board;

o Monitor deficiencies in the management of the Company, in consultation with the independent auditors and internal auditor, and advise the Board of Directors on how to correct the deficiencies; and

o Decide whether to approve engagements or transactions that require Audit Committee approval under the Israeli Companies Law, 1999 (the "Companies Law"), relating generally to certain related party transactions.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.


MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria (as well as any other criteria required by the SEC or the Companies
Law):

       o Each member will be an independent director, as defined in (i) Nasdaq Rule 4200, (ii) Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended and (iii) the rules and regulations of the SEC provided, that, one non-independent, non-employee director may serve on the Audit Committee if (i) the Board has made the required determination under Nasdaq Rule 4350(d) and (ii) such Nasdaq rule is in effect or has not otherwise been superseded;

       o Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements;

       o At least one member will qualify as a financial expert, under Nasdaq and SEC rules and regulations; and

       o All of the Company's external directors (dahatzim), as defined under the Companies Law, will be members.

The Board shall annually appoint the members of the Audit Committee and (if any) the Chair of the Audit Committee, immediately following the Company's annual meeting of stockholders.

Without limiting the foregoing, the following persons may not serve on the Audit
Committee:

       o      The chairman of the Board of Directors;

       o Any person employed by the Company or who receives any consulting, advisory or compensatory fee from the Company, other than in his or her capacity as a member of the Board or its committees; and

       o Any person who owns or controls (or whose relative owns or controls) more than 10% of the Company's shares.


RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include the following:

       o Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

       o Recommending to the shareholders of the Company the appointment, and recommending to the shareholders or the Board, as applicable, the compensation, of the independent auditors, as well as overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or related work;

       o Pre-approving audit and non-audit services provided to the Company by the independent auditors and, as requested by the Board of Directors, other public accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, subject to shareholder approval, the Audit Committee shall have the authority to hire and fire the independent auditors, and to approve all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

       o Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit/financial control function;

       o Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board; (iii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself with regard to the auditors' independence; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in Statement of Accounting Standards ("SAS") No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

       o      Reviewing the performance of the Company's independent auditors;

       o Reviewing with management and the Company's independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body;

       o Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

       o Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

       o Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

       o Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

       o Reviewing before release the disclosure regarding the Company's system of accounting and internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

       o Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and Audit Committee members, member qualifications and activities;

       o Receiving periodic reports from the Company's independent auditors and management of the Company to review the selection, application and disclosure of the Company's significant accounting policies and to assess the impact of other financial reporting developments that may have a bearing on the Company, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained SAS No. 50 letters;

       o Reviewing with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

       o Reviewing with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies;

       o Reviewing the findings of any examination by regulatory agencies regarding the Company's financial statements or accounting policies;

       o Recommending to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account;

       o Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

       o Reviewing the Company's policies relating to the avoidance of conflicts of interest and reviewing past or proposed transactions between the Company, members of the Board and management as well as internal control policies and procedures with respect to officers' use of expense accounts and perquisites, including the use of corporate assets. The Audit Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;

       o Providing oversight to the Company's Chief Financial Officer and reviewing at least annually the Company's risk management policies, including its investment policies and performance for cash and short-term investments;

       o Reviewing any auditing or accounting issues concerning the Company's employee benefit plans;

       o If necessary, instituting special investigations relating to financial statements or accounting policies with full access to all books, records, facilities and personnel of the Company;

       o As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors, and retaining such persons to provide such services;

       o Reviewing and approving in advance any proposed related party transactions to the extent required under the Companies Law and Nasdaq and other rules;

       o Establishing and maintaining free and open means of communication between the Audit Committee, the Company's independent auditors, the Company's internal audit/financial control department and management with respect to auditing and financial control matters, including providing such parties with appropriate opportunities to meet privately with the Audit Committee;

       o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

       o Reviewing its own charter, structure, processes and membership requirements;

       o Overseeing the preparation of a report in the Company's proxy statement in accordance with the rules and regulations of the SEC;

       o Determining the appropriate funding to be provided by the Company for payment of compensation (i) to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and (ii) to any legal, accounting or other advisors employed by the Audit Committee; and

       o At the direction of the Board of Directors, approving the annual or periodic work plan of the internal auditor of the Company. The Chairman of the Audit Committee may also require the internal auditor to conduct an internal audit, in addition to the work plan, in areas that require prompt attention.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

MEETINGS:

The Audit Committee will meet as often as it determines, but not less frequently than once quarterly.

The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the independent auditors as well as any financial controllers of the Company, at such times as it deems appropriate to fulfill the responsibilities of the Audit Committee under this charter.

The independent auditors shall be invited to every meeting of the Audit Committee that relates to the financial statements of the Company. The internal auditor shall be invited to all Audit Committee meetings. In addition, the internal auditor may request that the chairperson of the Audit Committee convene a meeting to discuss a particular issue, and the chairperson shall convene the Audit Committee within a reasonable period of time, if the chairperson finds it appropriate to do so.


MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.


REPORTS:

In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will report on its examinations and recommendations to the Board.


COMPENSATION:

Members of the Audit Committee may receive compensation for their service as Audit Committee members, subject to the provisions of the Companies Law.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as members of the Board or any committee thereof.


DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                     ANNEX D
                                     -------

                         CLICKSOFTWARE TECHNOLOGIES LTD.

          CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS


PURPOSES:

The Corporate Governance and Nominating Committee ("CGC") of the Board of Directors (the "Board") of ClickSoftware Technologies Ltd. (the "Company") will monitor the composition of the Board and, when appropriate, seek, screen and recommend for nomination qualified candidates for election to the Board at the Company's Annual Meeting of Stockholders. In addition, the CGC will seek qualified candidates to fill vacancies on the Board, at the request of, and subject to appointment by, the Board. The CGC will evaluate candidates identified on its own initiative as well as candidates referred to it by other members of the Board, by the Company's management, by stockholders who submit names to the Company's Secretary for referral to the CGC, or by other external sources. The CGC will also evaluate the Board's structure and practices and, when appropriate, recommend new policies to the full Board.


NOMINATION/APPOINTMENT POLICY:

The Board believes that it is in the best interests of the Company and its stockholders to obtain highly qualified candidates to the Board. The CGC will seek for nomination and appointment candidates with excellent decision-making ability, business experience, relevant expertise, personal integrity and reputation.


MEMBERSHIP:

The CGC will consist of a minimum of three members of the Board, each of whom shall be an "independent director" within the meaning of Rule 4200 of the Manual of the National Association of Securities Dealers, Inc. The members of the CGC will be appointed by and serve at the discretion of the Board. At least one external director, as defined in the Israeli Companies Law, 1999, (the "Companies Law") shall be a member of the CGC.


RESPONSIBILITIES:

The responsibilities of the CGC shall include the following:

       o Reviewing Board structure, composition, and practices, and making recommendations on these matters to the Board;

       o Establishing procedures for stockholders to submit nominees for election to the Board;

       o Reviewing, soliciting and making recommendations to the Board and stockholders of the Company with respect to candidates for election to the Board, including review of and recommendations regarding nominees submitted by stockholders;

       o Establishing a process for shareholders to send communications to the Board, including a process for collecting and organizing shareholder communications;

       o Overseeing compliance by the Company's chief executive officer and senior financial officers with the Code of Ethics for Principal Executive and Senior Financial Officers, as adopted by the Company;

       o Overseeing compliance by the Company's employees with Code of Business Conduct and Ethics, as adopted by the Company;

       o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding its practices (except with respect to accounting, internal accounting controls or auditing matters, which such matters shall be forwarded to the Audit Committee) and procedures for the confidential, anonymous submission by employees of concerns regarding questionable practices (except with respect to accounting or auditing matters, which such matters shall be forwarded to the Audit Committee);

       o Overseeing and monitoring the Company's compliance with legal and regulatory requirements, except as compliance relates to financial statements or accounting matters (which is the duty of the Audit Committee);

       o Reviewing management's monitoring of compliance with the Company's standards of business conduct and, as applicable, with the Foreign Corrupt Practices Act and with the Foreign Corrupt Practices Act;

       o Reviewing with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues with respect to all matters other than with respect to the Company's financial statements or accounting policies (which is the duty of the Audit Committee);

       o Reviewing the findings of any examination by regulatory agencies other than with respect to the Company's financial statements or accounting policies (which is the duty of the Audit Committee);

       o If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company, other than with respect to financial statements or accounting policies (which is the duty of the Audit Committee); and

       o Performing such other tasks as may be delegated to it from time to time by the Board.


MEETINGS:

Meetings of the CGC will be held at the pleasure of the Board and the members of the CGC, from time to time, in response to needs of the Board. Notwithstanding the foregoing, the CGC will meet at least once annually to evaluate and make nominations of qualified candidates for election to the Board at the Annual Meeting of Stockholders.


MINUTES:

The CGC will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.


REPORTS:

The CGC will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the CGC's charter.

The CGC will provide written reports to the Board regarding the CGC's nominations for election to the Board.

COMPENSATION:

Members of the CGC shall may receive such fees compensation for their service as CGC members, subject to the provisions of the Companies Law as may be determined by the Board in its sole discretion. .Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

                                                 CLICKSOFTWARE TECHNOLOGIES LTD.

                                                                   c/o EquiServe
                                                                   P.O. Box 9398
                                                          Boston, MA  02205-9398

                  ANNUAL MEETING OF SHAREHOLDERS, JULY 20, 2004

P R O X Y  B A L L O T

       THIS PROXY/BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CLICKSOFTWARE TECHNOLOGIES LTD.

       The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of shareholders to be held July 20, 2004 and the proxy statement related thereto and appoints Moshe BenBassat and Shmuel Arvatz, jointly and severally, the proxy of the undersigned, with full power of substitution, to vote all ordinary shares of ClickSoftware Technologies Ltd. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the annual meeting of shareholders of the Company to be held at 34 Habarzel Street, Tel Aviv, Israel 69710 on July 20, 2004 at 2:00 p.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do it personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

       I hereby vote my ordinary shares of ClickSoftware Technologies Ltd. as specified on the reverse side of this card.

       CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                        SEE REVERSE SIDE
                                                        ----------------

Please mark votes as in this example.

       The board of directors recommends a vote FOR each of the matters listed below. This proxy/ballot, when properly executed, will be voted as specified below.

       THIS PROXY/BALLOT WILL BE VOTED FOR PROPOSALS NO. 1, 2, 3, 4, 5, 6 and 7 IF NO SPECIFICATION IS MADE.

-------------------------------------------------------------- ------------------- ------------------- --------------------

1. ELECTION OF DIRECTORS                                        FOR                 AGAINST

   JAMES W. THANOS, CLASS I DIRECTOR

   ISRAEL BOROVICH, EXTERNAL DIRECTOR

-------------------------------------------------------------- ------------------- ------------------- --------------------

2. RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF             FOR                 AGAINST             ABSTAIN
   BRIGHTMAN ALMAGOR & CO. AS INDEPENDENT AUDITORS FOR
   2004 AND AUTHORIZE THE BOARD OF DIRECTORS, UPON THE
   RECOMMENDATION OF THE AUDIT COMMITTEE, TO DETERMINE THE
   AUDITORS' RELATED COMPENSATION
-------------------------------------------------------------- ------------------- ------------------- --------------------

3. RAFITY AND APPROVE A REVISED EMPLOYMENT AGREEMENT WITH       FOR                 AGAINST             ABSTAIN
   MOSHE BENBASSAT
-------------------------------------------------------------- ------------------- ------------------- --------------------

4. RATIFY AND APPROVE A SPECIAL CASH BONUS OF $149,500 TO       FOR                 AGAINST             ABSTAIN
   MOSHE BENBASSAT
-------------------------------------------------------------- ------------------- ------------------- --------------------

5. RATIFY AND APPROVE GRANT OF STOCK OPTION FOR 250,000         FOR                 AGAINST             ABSTAIN
   SHARES TO MOSHE BENBASSAT
-------------------------------------------------------------- ------------------- ------------------- --------------------

6. RATIFY AND APPROVE THE APPOINTMENT OF MOSHE BENBASSAT        FOR                 AGAINST             ABSTAIN
   AS BOTH CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF
   EXECUTIVE OFFICER
-------------------------------------------------------------- ------------------- ------------------- --------------------

7. RATIFY AND APPROVE THE AMENDMENT TO AND THE MATERIAL         FOR                 AGAINST             ABSTAIN
   PROVISIONS OF THE COMPANY'S 2000 SHARE OPTION PLAN,
   INCLUDING THE SECTION 162(m) LIMITATIONS
-------------------------------------------------------------- ------------------- ------------------- --------------------

Address Change Information

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

Signature:                                      Date:
           ---------------------------------          --------------------------

Signature:                                      Date:
           ---------------------------------          --------------------------